SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                      ___________________________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                      ___________________________________
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):FEBRUARY 8, 2005 (FEBRUARY 3,
2005)


                                   033-75706
                           (Commission File Number)

                            BPC HOLDING CORPORATION
            (Exact name of registrant as specified in its charter)

           DELAWARE                  35-1814673
(State or other jurisdiction of   (I.R.S. Employer
incorporation or organization) Identification Number)

                          BERRY PLASTICS CORPORATION
            (Exact name of registrant as specified in its charter)

                DELAWARE                      35-1813706
    (State or other jurisdiction of        (I.R.S. Employer
     incorporation or organization)     Identification Number)
           101 OAKLEY STREET                    47710
          EVANSVILLE, INDIANA                 (Zip Code)
(Address of principal executive offices)

                                (812) 424-2904
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 3, 2005 Berry Plastics Corporation (the "Registrant") received the resignation of Douglas Graham as a director, effective February 14, 2005. Mr. Graham has served as a member of the Registrant's board of directors since June 2004. Mr. Graham resigned to pursue other interests.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



      Dated: February 8, 2005


                                   BPC HOLDING CORPORATION
                                   BERRY PLASTICS CORPORATION


                                   By: /s/ James M. Kratochvil
                                       James M. Kratochvil
                                       Executive Vice President, Chief
                                       Financial
                                       Officer, Treasurer and Secretary of the
                                       entities listed above






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